Exhibit 10.4

This instrument prepared by and
after recording return to:

Carole K. Towne, Esq.
GOLDBERG, KOHN, BELL, BLACK,
  ROSENBLOOM & MORITZ, LTD.
55 East Monroe Street
Suite 3700
Chicago, Illinois 60603
(312) 201-4000

           FIRST AMENDMENT TO DEED OF TRUST WITH ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING
                        (Los Angeles County, California)

            THIS FIRST AMENDMENT TO DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Amendment"), is made as of September 15, 2004, by and between PLAYBOY ENTERPRISES INTERNATIONAL, INC., a Delaware corporation ("Trustor"), and BANK OF AMERICA, N.A., as Agent ("Agent") for various lenders ("Lenders").

                                    RECITALS

            A. Pursuant to the terms of a certain Credit Agreement dated as of March 11, 2003 (said Credit Agreement, together with all amendments, supplements, modifications and replacements thereof, being hereinafter referred to as the "Credit Agreement"), Agent and Lenders agreed to make loans to PEI HOLDINGS INC. ("Borrower") and extend other financial accommodations to Borrower in an aggregate amount of $30,000,000, consisting of (i) revolving loans in an aggregate principal amount not to exceed $20,000,000 (the "Loans") with a maturity date of March 11, 2006, and (ii) obligations of Borrower under certain Swap Contracts (as defined in the Credit Agreement) not to exceed $10,000,000 (the "Swap Obligations"). Trustor, among others, has executed and delivered to Agent and Lenders a certain Master Corporate Guaranty dated as of March 11, 2003 (said Master Corporate Guaranty, together with all amendments, supplements, modifications and full or partial replacements thereof, being hereinafter referred to the "Guaranty"), guarantying the obligations of Borrower to repay the Loans and the Swap Obligations. The Guaranty is secured by a certain Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of March 11, 2003 and recorded with the Recorder's Office in Los Angeles County, California on March 13, 2003 in the Official Records as Instrument No. 03 0717740 (the "Deed of Trust").

            B. Concurrently herewith, Borrower, Agent and Lenders are entering into a certain Second Amendment to Credit Agreement of even date herewith, pursuant to which, among other things, the Loans are being increased from $20,000,000 to $30,000,000 (the "Amended Loans") and the maturity date is being extended to September 1, 2007. The notes evidencing the Loans are being amended and restated in their entirety by one or more notes in the aggregate principal amount of $30,000,000 (said notes, together with all amendments, supplements, modifications and replacements thereof, being hereinafter referred to as the "Amended Notes"). Trustor has executed and delivered to Agent a certain Reaffirmation of Guaranty of even date herewith.

            C. The parties hereto now desire to amend the Deed of Trust to secure the increase in the obligations secured by the Guaranty.

                                   AGREEMENTS

            1. The Recitals hereto are hereby incorporated by this reference into the Deed of Trust.

            2. The Deed of Trust is hereby amended to secure the increased amount of the obligations secured by the Guaranty.

            3. All references in the Deed of Trust to the "Loans" shall mean the Amended Loans.

            4. All references in the Deed of Trust to the "Notes" shall mean the Amended Notes.

            5. The Deed of Trust is hereby amended to conform to the provisions hereof. Except as modified hereby, the Deed of Trust shall remain in full force and effect in accordance with its original terms.

            6. Trustor hereby acknowledges, agrees and reaffirms the Deed of Trust, as hereby amended, as security for the Guaranty of indebtedness in the maximum aggregate principal amount of $40,000,000, and Trustor further acknowledges, agrees and reaffirms that the Deed of Trust retains a first lien priority on the real estate encumbered by the Deed of Trust, subject only to the Permitted Encumbrances (as defined in the Deed of Trust).

            IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.

                                        PLAYBOY ENTERPRISES
                                        INTERNATIONAL, INC., a Delaware
                                        corporation

                                        By /s/ Robert D. Campbell
                                           -------------------------------------
                                        Print Name Robert D. Campbell
                                                   -----------------------------
                                        Its SVP and Treasurer
                                            ------------------------------------


                                        BANK OF AMERICA, N.A., as Agent

                                        By /s/ David A. Johanson
                                           -------------------------------------
                                        Print Name David A. Johanson
                                                   -----------------------------
                                        Its Vice President
                                            ------------------------------------

                                 ACKNOWLEDGMENT

STATE OF ILLINOIS       )
                        ) SS
COUNTY OF COOK          )

            On September 15, 2004, before me, Susan A. Tario, a Notary Public, personally appeared Robert D. Campbell, the SVP and Treasurer of PLAYBOY ENTERPRISES INTERNATIONAL, INC., a Delaware corporation, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

            WITNESS my hand and official seal.


                                        Susan A. Tario
                                        --------------------------------
                                        Notary Public

                                        (SEAL)            "OFFICIAL SEAL"
                                                          SUSAN A. TARIO
                                                Notary Public, State of Illinois
                                                My Commission Expires 11-24-2007

                                 ACKNOWLEDGMENT

STATE OF ILLINOIS       )
                        ) SS
COUNTY OF COOK          )

            On September 14, 2004, before me, Maria Paggao, a Notary Public, personally appeared David A. Johanson, the vice president of BANK OF AMERICA, N.A., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

            WITNESS my hand and official seal.


                                                /s/ Maria Paggao
                                        --------------------------------
                                        Notary Public

                                        (SEAL)            OFFICIAL SEAL
                                                          MARIA PAGGAO
                                                NOTARY PUBLIC, STATE OF ILLINOIS
                                               MY COMMISSION EXPIRES: 02-01-2005

                                    Exhibit A

                                Legal Description

Parcel 1:

All that portion of Lot 33, of Tract No. 9061, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 121 Page(s) 64 to 66 of maps, in the office of the County Recorder of said County, lying Southeasterly of a line parallel with and distant 40 feet Northwesterly, measured at right angles from the Southeasterly line of said Lot 33.

Parcel 2:

Lot 34, of Tract No. 9061, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 121 Page(s) 64 to 66 of maps, in the office of the County Recorder of said County.

Said Parcels 1 and 2 are described as a whole as follows:

Beginning at the Southeasterly corner of said Lot 34; thence South 69(degree) 25' 00' West 486.35 feet to a point on the Northeasterly right of way line of Mapleton Drive; thence North 59(degree) 21' 40" West along the Northeasterly right of way line of Mapleton Drive, a distance of 13.00 feet to the beginning of a tangent curve, concave Northeasterly having a radius of 448.78 feet; thence Northeasterly along said curve through a central angle of 24(degree) 17' 15" an arc length 190.24 feet to the most Westerly corner of of said Lot 34; thence North 26(degree) 21' 56" East 483.11 feet to a point in the Southwesterly right of way line of Charing Cross Road; thence South 77(degree) 40' 30" East along the Southwesterly right of way line of Charing Cross Road a distance of 121.65 feet to the beginning of a tangent curve, concave Northwesterly having a radius of 80.00 feet; thence easterly and Northeasterly along said curve through a central angel of 64(degree) 40' 43" an arc length of 90.31 feet; thence South 87(degree) 29' 00" East 41.18 feet to the Northeast corner of said Lot 34; thence South 20(degree) 35' 00" East along the Easterly line of said Lot 34, a distance of 426.09 feet to the point of beginning.

Assessor's Parcel No: 4359-013-025